UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 17, 2016 (June 17, 2016)

HERTZ RENTAL CAR HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-37665 (Commission File Number)	61-1770902 (I.R.S. Employer Identification Number)
8501 Williams Road
Estero, Florida 33928
(Address of principal executive
offices, including zip code)

(239) 301-7000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
On June 17, 2016, Hertz Rental Car Holding Company, Inc. (the “Company”) filed a certificate of amendment (the “Certificate of Amendment”) to its certificate of incorporation with the Secretary of State of the State of Delaware. Pursuant to the Certificate of Amendment, the authorized capital stock of the Company was increased from 1,000 shares of Common Stock, par value $0.01 per share, to 440,000,000 shares, consisting of 400,000,000 shares of Common Stock, par value $0.01 per share, and 40,000,000 shares of Preferred Stock, par value $0.01 per share. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibit is filed as part of this report:

Exhibit	Description

3.1	Certificate of Amendment dated June 17, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ RENTAL CAR HOLDING COMPANY, INC. .
(Registrant)

By:	/s/ Thomas C. Kennedy
Name:	Thomas C. Kennedy
Title:	Senior Executive Vice President and Chief Financial Officer
Date:  June 17, 2016